CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


                           DERIVED INFORMATION 3/19/02
                               SUBJECT TO REVISION


                           $[97,700,000] (Approximate)
                             CSFB ABS Trust 2002-MH3
              CSFB Manufactured Housing Pass-Through Certificates,
                                 Series 2002-MH3


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    DEPOSITOR


                                 JP MORGAN CHASE
                                     TRUSTEE






The information contained herein (the "Information") is provided by Credit Suisse First Boston. Neither the issuer of the certificates described herein nor any of its affiliates makes any representation as to the accuracy or completeness of the Information. The Information is preliminary and will be superseded by a prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the certificates' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Although a registration statement relating to the certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus relating to the certificates has not been filed with the Securities and Exchange Commission. Prospective purchasers are referred to the final prospectus for definitive information on any matter discussed herein. Any investment decision should be based only on the data in the prospectus and the then-current version of the Information. The final prospectus will contain data that is current as of its publication date and after publication may no longer be complete or current. The final prospectus may be obtained by contacting the Credit Suisse First Boston trading desk at (212) 538-8373.

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


                           $[97,700,000] (Approximate)
                             CSFB ABS Trust 2002-MH3
         Manufactured Housing Pass-Through Certificates, Series 2002-MH3

                                     Class A
                                  Yield Tables

================================================================================
                       175 MHP          9.5 CPR           8.2 CPR       10.5 CPR
             Price     to Call      to Maturity       to Maturity        to Call
                         Yield            Yield             Yield          Yield
            99.000       6.828            6.824             6.812          6.832
            99.125       6.793            6.791             6.781          6.796
            99.250       6.758            6.758             6.751          6.761
            99.375       6.724            6.725             6.720          6.725
            99.500       6.689            6.692             6.690          6.690
            99.625       6.655            6.659             6.659          6.654
            99.750       6.620            6.626             6.629          6.619
            99.875       6.586            6.593             6.599          6.584
           100.000       6.552            6.560             6.569          6.549
           100.125       6.518            6.528             6.539          6.514
           100.250       6.484            6.495             6.509          6.479
           100.375       6.450            6.463             6.479          6.444
           100.500       6.416            6.430             6.450          6.409
           100.625       6.382            6.398             6.420          6.375
           100.750       6.349            6.366             6.390          6.340
           100.875       6.315            6.334             6.361          6.306
           101.000       6.281            6.302             6.331          6.271

WAL                      4.803            5.161             5.745          4.675
Mod Dur                  3.645            3.810             4.144          3.552
================================================================================


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


CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


=======================================================================================================================
                175 MHP                       9.5 CPR                      8.2 CPR                        10.5 CPR
                to Call                       to Call                      to Call                        to Call
           Yield         Price          Yield        Price            Yield        Price            Yield         Price
           6.152       101.486          6.221      101.291            6.350      100.901            6.118       101.561
           6.202       101.298          6.271      101.096            6.400      100.691            6.168       101.378
           6.252       101.110          6.321      100.903            6.450      100.482            6.218       101.195
           6.302       100.923          6.371      100.709            6.500      100.273            6.268       101.012
           6.352       100.737          6.421      100.517            6.550      100.066            6.318       100.830
           6.402       100.552          6.471      100.325            6.600       99.859            6.368       100.649
           6.452       100.367          6.521      100.135            6.650       99.653            6.418       100.469
           6.502       100.183          6.571       99.944            6.700       99.448            6.468       100.289
           6.552       100.000          6.621       99.755            6.750       99.243            6.518       100.110
           6.602        99.817          6.671       99.566            6.800       99.040            6.568        99.932
           6.652        99.635          6.721       99.378            6.850       98.837            6.618        99.754
           6.702        99.454          6.771       99.191            6.900       98.635            6.668        99.576
           6.752        99.273          6.821       99.004            6.950       98.434            6.718        99.400
           6.802        99.093          6.871       98.818            7.000       98.234            6.768        99.224
           6.852        98.913          6.921       98.633            7.050       98.035            6.818        99.049
           6.902        98.734          6.971       98.448            7.100       97.836            6.868        98.874
           6.952        98.556          7.021       98.265            7.150       97.638            6.918        98.700

WAL                      4.803                       5.066                         5.654                          4.675
Mod Dur                  3.645                       3.774                         4.090                          3.556
Yldat+130/sw             6.552                       6.621                         6.750                          6.518
=======================================================================================================================


=======================================================================================================================
                                              9.5 CPR                      8.2 CPR                        10.5 CPR
                                            to Maturity                  to Maturity                    to Maturity
                                        Yield        Price            Yield        Price            Yield         Price
                                        6.241      101.238             6370      100.836            6.145       101.492
                                        6.291      101.042            6.420      100.624            6.195       101.307
                                        6.341      100.847            6.470      100.414            6.245       101.123
                                        6.391      100.653            6.520      100.205            6.295       100.939
                                        6.441      100.459            6.570       99.996            6.345       100.756
                                        6.491      100.266            6.620       99.788            6.395       100.574
                                        6.541      100.074            6.670       99.582            6.445       100.392
                                        6.591       99.883            6.720       99.376            6.495       100.211
                                        6.641       99.693            6.770       99.171            6.545       100.031
                                        6.691       99.503            6.820       98.966            6.595        99.851
                                        6.741       99.314            6.870       98.763            6.645        99.672
                                        6.791       99.125            6.920       98.560            6.695        99.494
                                        6.841       98.938            6.970       98.358            6.745        99.316
                                        6.891       98.751            7.020       98.158            6.795        99.139
                                        6.941       98.565            7.070       97.957            6.845        98.963
                                        6.991       98.379            7.120       97.758            6.895        98.787
                                        7.041       98.195            7.170       97.560            6.945        98.612

WAL                                                   5.161                        5.745                          4.773
Mod Dur                                               3.798                        4.109                          3.582
Yld at +130/sw                                        6.641                        6.770                          6.545
=======================================================================================================================

================================
4yr swap                   5.036
5yr swap                   5.306
6yr swap                   5.526
================================

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